Exhibit 99.1

Cullen/Frost contacts
Greg Parker
Investor Relations
210/220-5632
or
Renee Sabel
Media Relations
210/220-5416

Summit contact
Bob G. Scott
COO/CFO
817/877-2660
FOR IMMEDIATE RELEASE
July 3, 2006
Cullen/Frost and Summit Bancshares Announce Merger Agreement
SAN ANTONIO and FORT WORTH — Cullen/Frost Bankers, Inc. (NYSE: CFR) and Summit Bancshares, Inc. (Nasdaq: SBIT) announced today that they have signed a definitive agreement that provides for the merger of Summit into Cullen/Frost. The announcement was made jointly by Dick Evans, chairman and CEO of Cullen/Frost Bankers, Inc., and Philip E. Norwood, chairman, president and CEO of Summit Bancshares, Inc. The agreement has been approved by the boards of directors of both companies.
This in market merger has many strategic benefits for the shareholders of both Cullen/Frost and Summit. It significantly expands Cullen/Frost’s presence in the dynamic Tarrant County market in a manner that is immediately accretive to Cullen/Frost shareholders. The expansion will increase Cullen/Frost’s deposits in Tarrant County by approximately two-thirds and its loans in Tarrant County by almost sixty percent. It will make the Tarrant County market Cullen/Frost’s largest lending market and second largest deposit market. In addition, given the strong cultural affinity and shared values between the two companies, senior management has agreed to remain with Cullen/Frost to take advantage of the additional products and services that can be delivered to the Summit customer base. Philip Norwood will be president of the Tarrant County region.
Under the terms of the agreement, Summit shareholders will have the right, subject to proration, to elect to receive cash or Cullen/Frost common stock, in either case having a value equal to $11.50 plus .2933 Cullen/Frost shares. Based on the price of Cullen/Frost’s shares at the close of business Friday, June 30, 2006, the transaction value is $363.5 million or $28.31 per fully diluted Summit share. The total consideration consists of approximately $143.4 million in cash and approximately 3.84 million Cullen/Frost shares assuming the treasury stock method of accounting for options before giving effect to any exercises in outstanding options. The transaction is expected to be accretive to Cullen/Frost’s GAAP earnings per share beginning in 2007. Directors of Summit, who hold in the aggregate approximately 15 percent of the fully diluted outstanding shares, have agreed to vote in favor of the merger. The merger is expected to be consummated in the fourth quarter of 2006.
Dick Evans, chairman and CEO of Cullen/Frost said, “I am delighted we have reached an agreement to merge with Summit Bank. It is a superior transaction for our shareholders and theirs. The relationship between our two organizations has always been one of mutual admiration and respect. Frost and Summit share a common philosophy of community-oriented banking with a superior level of customer service. Joining forces with Summit allows us to bring additional sophisticated financial resources to a group of customers that like to do business with Texas-based financial institutions. The bankers that have built Summit understand the importance of serving their local communities, just as we have for 138 years. I am proud to welcome such a respected group of employees and the customers they serve into the Frost financial family.”
Philip Norwood, chairman, president and CEO of Summit Bancshares, Inc. said, “We are delighted to be entering into this strategic merger with Cullen/Frost. It provides an incredible opportunity for our shareholders to remain investors in a dynamic and diverse banking organization that has a consistent and solid record of growth. At the same time, we are protecting our long standing reputation by joining with an organization that we believe shares our values. I am confident that this is a positive move for all concerned, our shareholders, our customers, our employees and our community. We look forward to growing the Tarrant County market as part of Cullen/Frost and strengthening our combined position as a premier Texas-based bank. We have known the bankers at Cullen/Frost for many years and believe that adding the additional capabilities that Cullen/Frost brings will create value for our customers as well as Cullen/Frost’s shareholders.”
Cullen/Frost’s financial advisors were Lehman Brothers and its legal advisors were Sullivan & Cromwell LLP. Summit’s financial advisors were Keefe, Bruyette & Woods and its legal advisors were Bracewell & Giuliani LLP.
Summit is a community oriented bank holding company with one banking subsidiary, Summit Bank, N.A. and assets of $1.1 billion at March 31, 2006. The bank is engaged in full-service commercial and consumer banking in Tarrant County with twelve offices. Summit Bancshares, Inc. is publicly traded on the Nasdaq National Market System and listed under the symbol “SBIT”.

Cullen/Frost Bankers, Inc. will host a conference call on Monday, July 3, 2006, at 10:00 a.m. Central Time (CT) to discuss the merger. The media and other interested parties are invited to access the call in a “listen only” mode at 1-800-944-6430. Digital playback of the conference call will be available after 2:00 p.m. CT until midnight Monday, July 10, 2006 at 800-642-1687 with Conference ID # of 2634817. The call and investor presentation will also be available by webcast at the URL listed below and available for playback after 2:00 p.m. CT. After entering the website, www.frostbank.com, go to “About Frost” on the top navigation bar, then click on Investor Relations.
Cullen/Frost Bankers, Inc. is a financial holding company, headquartered in San Antonio, Texas with assets of $11.6 billion at March 31, 2006. The corporation provides a full range of commercial and consumer banking products, investment and brokerage services, insurance products and investment banking services. Its subsidiary, Frost Bank, operates 93 financial centers across Texas in the Austin, Corpus Christi, Dallas, Fort Worth, Houston, Rio Grande Valley and San Antonio regions. Founded in 1868, Frost is the largest national bank based in Texas and has been helping Texans with their financial needs during three centuries. Cullen/Frost Bankers’ stock is traded on the New York Stock Exchange under the symbol “CFR”.
Forward Looking Statements
     Certain statements contained in this filing that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified. In addition, certain statements may be contained in the future filings of Cullen/Frost Bankers, Inc. with the Securities and Exchange Commission (“SEC”), in press releases, and in oral and written statements made by or with the approval of Cullen/Frost that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (i) statements about the benefits of the merger between Cullen/Frost and Summit, including future financial and operating results, cost savings, enhanced revenues and accretion to reported earnings that may be realized from the merger; (ii) statements of plans, objectives and expectations of Cullen/Frost or Summit or their managements or Boards of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as “believes”, “anticipates”, “expects”, “intends”, “targeted”, “continue”, “remain”, “will”, “should”, “may” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.
     Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: (i) the risk that the businesses of Cullen/Frost and Summit will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (ii) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (iii) revenues following the merger may be lower than expected; (iv) deposit attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (v) the ability to obtain governmental approvals of the merger on the proposed terms and schedule; (vi) the failure of Summit’s shareholders to approve the merger; (vii) local, regional, national and international economic conditions and the impact they may have on Cullen/Frost and Summit and their customers and Cullen/Frost’s and Summit’s assessment of that impact;

(viii) changes in the level of non-performing assets and charge-offs; (ix) changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; (x) inflation, interest rate, securities market and monetary fluctuations; (xi) changes in the competitive environment among financial holding companies and banks; and (xii) changes in laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) with which Cullen/Frost and Summit must comply. Additional factors that could cause Cullen/Frost’s results to differ materially from those described in the forward-looking statements can be found in Cullen/Frost’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters and attributable to Cullen/Frost or Summit or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. Forward-looking statements speak only as of the date on which such statements are made. Cullen/Frost and Summit undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events.
Additional Information
     In connection with the proposed merger, Cullen/Frost will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of Summit and a Prospectus of Cullen/Frost, as well as other relevant documents concerning the proposed transaction. Shareholders are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Cullen/Frost at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, at http://www.frostbank.com under the tab “About Frost” and then under the heading “Investor Relations” and then under “SEC Filings”. Copies of the Proxy Statement/Prospectus and the SEC filings that will be incorporated by reference in the Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Greg Parker, Executive Vice President & Director of Investor Relations, Cullen/Frost Bankers, Inc., P.O. Box 1600, San Antonio, Texas 78296, (210) 220-5632.
Cullen/Frost and Summit and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Summit in connection with the proposed merger. Information about the directors and executive officers of Cullen/Frost is set forth in the proxy statement for Cullen/Frost’s 2006 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 27, 2006. Information about the directors and executive officers of Summit is set forth in the proxy statement for Summit’s 2006 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 24, 2006. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available. You may obtain free copies of this document as described in the preceding paragraph.

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